UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2007
                                                         ----------------

                            GEORGETOWN BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

     Federal                           0-51102              20-2107839
------------------------------   --------------------    ----------------
(State or Other Jurisdiction     (Commission File No.)   (I.R.S. Employer
       of Incorporation)                                 Identification No.)


2 East Main Street, Georgetown, MA                               01833
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 978-352-8600

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.
            ----------------------------------------------

     On October 31, 2007, Georgetown Bancorp, Inc. (the "Company") issued a Press Release disclosing its results of operations and financial condition at and for the three months ended September 30, 2007. A copy of the Press Release is included as Exhibit 99.1 to this report. The Company included final financial statements and additional analyses at and for the period ended September 30, 2007, as part of its Form 10-QSB covering that period. That Form 10-QSB was filed with the Securities and Exchange Commission on November 14, 2007.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.   Financial Statements and Exhibits.
             ----------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits. The following exhibit is being furnished herewith:

     Exhibit No.                      Description
     -----------                      -----------
         99.1                         Press release dated October 31, 2007

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       GEORGETOWN  BANCORP, INC.


DATE:  January 31, 2008                   By:    /s/ Joseph W. Kennedy
                                                 ------------------------------
                                                 Joseph W. Kennedy
                                                 Senior Vice President and
                                                 Chief Financial Officer